UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K under the heading “Redemption of Existing Odeon Notes” is incorporated herein by reference.

Item 8.01	Other Events.

Notes Offering

On February 23, 2026, AMC Entertainment Holdings, Inc. (the “Company,” or “AMC”) issued a press release announcing that Muvico, LLC, a wholly-owned indirect subsidiary of AMC, has commenced an offering (the “Offering”) of $1,730 million aggregate principal amount of first lien notes due 2031 (the “Notes”) in transactions that are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be guaranteed on a joint and several basis by the Company and each of its existing and future direct or indirect wholly-owned subsidiaries that guarantee obligations under the Company’s new $750 million term loan facility (the “New Term Loan Facility”) which is expected to be entered into in connection with consummation of the Offering.

The net proceeds from the Offering, together with the proceeds from the New Term Loan Facility, and cash on hand, will be used to (i) fund the redemption in full of $400 million aggregate principal amount of 12.750% Senior Secured Notes due 2027 (the “Odeon Notes”) issued by Odeon Finco PLC (“Odeon”), a wholly-owned direct subsidiary of Odeon Cinemas Group Limited and an indirect subsidiary of AMC, (ii) refinance the Company’s existing term loan facility in full, and (iii) pay related fees, costs, premiums and expenses in connection with such transactions.

This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Redemption of Existing Odeon Notes

Concurrently with the commencement of the Offering, Odeon delivered a notice of conditional full redemption (the “Notice”) to holders of the Odeon Notes to redeem the Odeon Notes in full at a redemption price equal to 103.188% of the principal amount of the Odeon Notes, plus accrued and unpaid interest, if any, to the applicable redemption date (the “Redemption”). The Redemption is conditioned upon the consummation of one or more debt financing transactions resulting in aggregate gross proceeds to the Company, its affiliates and its subsidiaries (including Odeon), of at least $2,480 million, contemporaneously with or prior to the applicable redemption date. There can be no assurances as to when and if such debt financing transactions will be completed or such conditions satisfied and the Company may waive the conditions at its discretion.

This Current Report on Form 8-K does not constitute a notice of redemption of the Odeon Notes. Information concerning the terms and conditions of the Redemption is described in the Notice distributed to holders of the Odeon Notes by the trustee under the indenture governing the Odeon Notes.

A copy of the press release announcing the Offering and the Redemption is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements the Company makes regarding the expected use of proceeds from the transactions described herein, including the Offering and the Redemption. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to: the sufficiency of AMC’s existing cash and cash equivalents and available borrowing capacity; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the effectiveness of the refinancing transactions completed in the third quarter of 2025 and the ability to further equitize existing debt; increased use of alternative film delivery methods or other forms of entertainment; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its ability to meet its covenants and limitations on AMC's ability to take advantage of certain business opportunities imposed by such covenants; shrinking exclusive theatrical release windows; the seasonality of AMC’s revenue and working capital; intense competition in the geographic areas in which AMC operates; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; motion picture production, promotion, marketing, and performance including labor stoppages affecting the production, supply and release schedule of theatrical motion picture content and choice of distributors to release fewer feature-length films as a result of the additional financial burden imposed by tariffs; the use of artificial intelligence (“AI”) technology in the filmmaking process and audience acceptance of movies made utilizing AI technology; general and international economic, political, regulatory and other risks, including but not limited to rising interest rates; AMC’s lack of control over distributors of films; limitations on the availability of capital, including on the authorized number of Common Stock; dilution of voting power caused by recent sales of Common Stock and through the issuance of Common Stock underlying Muvico, LLC’s exchangeable notes and the issuance of preferred stock; AMC’s ability to achieve expected synergies, benefits and performance from its strategic initiatives; AMC’s ability to refinance its indebtedness on favorable terms; AMC’s ability to optimize its theatre circuit; AMC’s ability to recognize interest deduction carryforwards, net operating loss carryforwards, and other tax attributes to reduce future tax liability; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, the Company cautions you against relying on forward-looking statements, which speak only as of the date they are made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 23, 2026, announcing the offering by Muvico, LLC of $1,730 million of First Lien Notes due 2031 and the conditional redemption for the existing 12.75% Senior Secured Notes due 2027 issued by Odeon Finco PLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: February 23, 2026	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary

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